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                                   FORM 8 - K

                                 CURRENT REPORT

                      FISCAL YEAR ENDING December 31, 2001

                                ADATOM.COM, INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                    000-22967                   43-17719999
(State of Incorporation)     (Commission File Number)  (U.S. Employer ID Number)

        The IMR, 400 South Beverly Drive, #214, Beverly Hills, Ca., 90212
                      (Mailing Address)                           (Zip Code)

        Registrants Telephone Number, including Area Code: (310) 770-6689

ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The Company spun-off 100% of the common and preferred shares of its wholly owned subsidiaries listed below to the shareholders of the Company on the basis of 1 common share of each subsidiary for every 100 common shares held by the shareholders of the Registrant, with the exceptions that for every 1 share of Adatom.com,Inc. (Delaware) held, shareholders will receive 10,000 common shares of AQ Territorial Holdings, Ltd., and 1,000 common shares of Adatom.com, Inc. (Oregon).

Preferred shares are to be distributed on the basis of 1 preferred share for every 1000 common shares held by the shareholders of the Registrant.

The record date for the spin-off of shares of these subsidiaries is July 25, 2002.

The Registrant will request CUSIP numbers to be assigned to these spun off subsidiaries.

The Company has set as the distribution date, August 1, 2002. The Company anticipates that NASDAQ will set an ex-dividend date for this matter.

No assurances can be made that the spun-off corporations will emerge as successful companies.

At the record date of spin-off, each subsidiary (with the exceptions of AQ Territorial Holdings, Ltd., and Adatom.com, Inc., an Oregon corporation) had approximately 830,000 common shares outstanding and 83,000 preferred shares.

At this time, Adatom.com, Inc. (Oregon) has approximately 83,000,000,000 common shares outstanding, $50,000 in assets and $1,000,000 in liabilities and both Adatom.com (Delaware) and Adatom.com (Oregon) will continue in this status until they acquire other assets. No assurances can be made that the spun-off corporations will make any acquisitions or emerge as successful companies.

The Company spun-off 100% of the common and preferred shares of its wholly owned subsidiaries listed below to the shareholders of the Company on the basis of 1 common share of each subsidiary for every 100 common shares held by the shareholders of the Registrant, with the exceptions that for every 1 share of Adatom.com,Inc. (Delaware) held, shareholders will receive 10,000 common shares of AQ Territorial Holdings, Ltd., and 1,000 common shares of Adatom.com, Inc. (Oregon), and 1 preferred share of each company listed below having preferred shares authorized, for every 1000 common shares held by the shareholders of the
Registrant:

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1. Equity Retirement Savings Distributors Inc.

         This corporation plans to distribute cards for a loyalty program that allows the card holder to go to participating merchants and so they will get 1% to 8% of their purchases put into a retirement savings account. This corporation's motto is "You will change the way you spend the rest of your life"

          Incorporated in the State Of Delaware

          50,000,000 common shares authorized, par value $0.001

          Assets - $0; Liabilities - $0

2. The Feinstein Report, Inc.

         This corporation is to be a non-bias source of information for Investors, to get information on financial services companies - first starting out with brokerage firms - full service, discount and online. It intends to expand to all financial services firms eventually like banks, insurance companies, etc.

         Incorporated in the State of Nevada

         90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001

           Assets - $0; Liabilities - $0

3. Flugal Financial Services Ltd.

         This company is in the sub-par loaning business, it will loan out money to people that can't get loans from the bank, but they have a car that has nothing owing on it and Flugal will take it as collateral and give the borrower 50% of the value of the car.

         Incorporated in Canada

         Unlimited number of common shares authorized without par value

         Approximate Assets - $100,000; Liabilities - $0

4. Optical Graphics, Inc.

         This company plans to take CD's and DVD's and produce masters, which are used by a CD duplicating company to make the 1000's of copies that are sold, so that they will be able to master music CD's, software CD's, movie DVD's, etc.

         Incorporated in the State of Nevada

         90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001

         Assets - $0; Liabilities - $0

5. Freshtech Food Processors, Ltd.

         This company plans to take raw vegetables like carrots, onions, celery, peppers, etc. and wash them, cut them to be used in the food services industry, like restaurants, hotels, etc.

         Incorporated in the State of Nevada

         90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001

         Assets - $0; Liabilities - $0

6. Broadspot Wireless, Inc

         This company plans to set up as a wireless ISP in Canada offering 802.11b services to hotels, restaurants, schools, airports, retail stores as well as the solution of the hardware with software as a reseller.

         Incorporated in the State of Nevada

         90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001

         Assets - $2,000; Liabilities - $0

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7. Sweet Selections, Ltd.

         This company plans to take bulk candies and repackage into smaller containers and sell them under their brand name or under private brands to the retail industry for resale in their stores. They would sell to grocery stores, specialty stores, pharmacies, and other retail establishments.

         Incorporated in the State of Nevada

         90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001

         Assets - $0; Liabilities - $0

8. Securityplus, Inc.

         Securityplus sells its internet based monitor services to home owners, retailers, manufacturers, warehouses, day care centers, offices, etc., so that you can monitor your place from anyplace in the world as long as you had access to the web.

         Incorporated in the State Of Delaware

         25,000,000 common shares authorized, par value $0.001

         Assets - $25,000; Liabilities - $0

9. Naturally Niagara Beverage Corporation

         A company that is involved in the manufacturing and selling of non-alcoholic sparkling wine like products under the trade name "Champanade". It comes in eight varieties and is sold in supermarkets and specialty stores across North American and in the Caribbean.

         Incorporated in the State Of Delaware

         50,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001

         Assets - $225,000; Liabilities - $0

10. Form 59, Inc.

         This corporation wants to revolutionize the commercial furniture manufacturing business by completely automating the process using the internet.

         Incorporated in the State of Nevada

         90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001

         Assets - $0; Liabilities - $0

11.  First European American Financial Ltd. -

         Incorporated in England

         50,000,000 common shares authorized (in process)

         Assets - $0; Liabilities - $0

12.  First European American Holdings Ltd. -

         Incorporated in Panama

         50,000,000 common shares authorized (in process)

         Assets - $0; Liabilities - $0

13. First European American Trust Ltd. -

         Incorporated in Nevis

         50,000,000 common shares authorized (in process)

         Assets - $0; Liabilities - $0

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14.  Morgan International Investment Group, Inc. -

         Incorporated in Panama

         50,000,000 common shares authorized

         Assets - $0; Liabilities - $0

15. First European American Credit Ltd. -

         Incorporated in Wyoming (US)

         50,000,000 common shares authorized, no par value

         Assets - $0; Liabilities - $

16. Energy Concepts, Inc. -

         Incorporated in Wyoming (US)

         50,000,000 common shares authorized, no par value

         Assets - $0; Liabilities - $0

17. World Assets Group Inc. -

         Incorporated in Ontario, Canada

         Unlimited common shares authorized, no par value

         Assets - $0; Liabilities - $0

18. Oil Exploration International, Inc.

         Incorporated in Oregon

         1,000,000,000 shares authorized, par value $1 per share

         Assets - $0; Liabilities - $0

19. TIMR, Inc.

         Incorporated in Oregon

         1,000,000,000 shares authorized, par value $1 per share

         Assets - $0; Liabilities - $0

20. EquiArt Incorporated

         Incorporated in Oregon

         1,000,000,000 shares authorized, par value $1 per share

         Assets - $0; Liabilities - $0

21. Taongi Real Estate and Development Corporation

         Incorporated in Oregon

         1,000,000,000 shares authorized, par value $1 per share

         Assets - $0; Liabilities - $0

22. Adatom,com, Inc.

         Incorporated in Oregon

         100,000,000,000,000 shares authorized, par value $.00001 per share, preferred shares authorized 1,000,000,000 par value $25 per share

         Assets - $50,000; Liabilities - $1,000,000


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23. AQ Territorial Holdings, Ltd.

         Incorporated in Oregon

         100,000,000,000,000,000 shares authorized, par value $.00001 per share, preferred shares authorized 1,000,000,000 par value $25 per share

         Assets - $0; Liabilities - $0

24. First Public Securities Transfer Corporation

         Incorporated in Oregon

         100,000,000 shares authorized, par value $.00001 per share, preferred shares authorized 1,000,000,000 par value $25 per share

         Assets - $0; Liabilities - $0

25. Gamboa Properties, Inc.

         Incorporated in Oregon

         100,000,000 shares authorized, par value $.01 per share, preferred shares authorized 1,000,000 par value $25 per share

         Assets - $0; Liabilities - $0

26.  Golden Quest Limited

         Incorporated in Scotland, UK

         50,000,000 shares authorized, (in process)

         Assets - $0; Liabilities - $0

27.  The Berkshire Collection Inc.

         Incorporated In the State of Delaware

         50,000,000 common shares, 20,000,000 preferred shares, both have a par value of $0.001.

         $0 assets - $0 liabilities.

ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         The Registrant transferred all of its assets and liabilities including any legal proceedings to Adatom.com, Inc. (an Oregon corporation) from Adatom.com, Inc. (a Delaware corporation).

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

The Registrant is acting as its own transfer agent.

It was announced in the last 8k that all of assets, liabilities and litigation of the Registrant were transferred into AQ Corporation, however that action has been cancelled and instead all of the assets, liabilities and litigation of Registrant have been transferred to Adatom.com, Inc. (an Oregon corporation).

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

Elvie Gamboa, Director
Darrell Crudup, President/Secretary

ITEM 7:   Market for the Registrants Common Equity and Related Shareholder
Matters:

         Shares of the Registrant trade on the OTC "Pink Sheets" under the symbol ADTM. Note:

         The Company has not declared any cash dividends on its common stock.


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                                  SIGNATURES:

Pursuant to the requirements of Section 13 or 15(d), the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADATOM.COM, INC.

 /s/ Darrell Crudup L/S
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Darrell Crudup, Corporate Secretary
Dated:  July 22, 2002